SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 13, 2001
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                                    333-80743
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)





                                       1


ITEM 5. OTHER EVENTS.

     Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Bankers Trust Company, as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the Master Trust's assets and the collateral certificate for the due period ending November 27, 2001 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.












                                          2



Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1 Monthly Issuer's Report for the Due Period ending November 27, 2001 and the related Payment Dates for the Notes.











                                          3

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust and
                                As Servicer of Citibank Credit Card
                                   Master Trust I



                              By: /s/ Douglas Morrison
                             --------------------------------
                              Douglas Morrison
                              Vice President

Dated:  December 13, 2001

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2001
==============================================================================

This Report relates to the Due Period ending Nov 27, 2001 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     -------------------------------------------------

1. Portfolio Yield for the Collateral Certificate .........             9.60%

       Yield Component  ...................................            13.93%

       Credit Loss Component  .............................             4.33%

2. New Purchase Rate  .....................................            18.87%

3. Total Payment Rate  ....................................            18.20%

4. Principal Payment  Rate  ................................           17.35%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  62,591,349,510

     Average  ............................................  $  62,156,160,277

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  62,405,416,099

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  58,054,400,140
         5-34 days delinquent  ...........................  $   2,788,598,141
        35-64 days delinquent  ...........................  $     885,876,375
        65-94 days delinquent  ...........................  $     543,129,222
       95-124 days delinquent  ...........................  $     400,118,887
      125-154 days delinquent  ...........................  $     322,006,758
      155-184 days delinquent  ...........................  $     258,863,579

      Current  ...........................................             91.78%
         5-34 days delinquent  ...........................              4.41%
        35-64 days delinquent  ...........................              1.40%
        65-94 days delinquent  ...........................              0.86%
       95-124 days delinquent  ...........................              0.63%
      125-154 days delinquent  ...........................              0.51%
      155-184 days delinquent  ...........................              0.41%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2001
==============================================================================

                                                            Current Due        Current Due
                                                            Period on an       Period on a
                                                            Actual Basis (1)   Standard Basis (1)
B. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Percentage Basis)

  1. Portfolio Yield                                         9.60%              9.60%
  2. Weighted Average Note Rate                              2.61%              2.61%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                                 0.37%              0.37%
         Others                                              0.01%              0.01%
  4. Surplus Finance Charge Collections                      6.61%              6.61%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account             6.01%              6.01%
  6. Required Surplus Finance Charge Amount                  0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount                 6.61%              6.61%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Dollars Basis)

  1. Total Investor Collections                         $ 5,300,850,037         $ 5,300,850,037
         Principal Collections                          $ 4,950,616,082         $ 4,950,616,082
         Finance Charge Collections                     $   350,233,955         $   350,233,955
  2. Investor Default Amount                            $   108,415,920         $   108,415,920
  3. Investor Monthly Interest                          $    55,566,853         $    55,566,853
  4. Investor Monthly Fees
         Fixed Servicing Fees                           $     8,796,365         $     8,796,365
         Others                                         $       236,719         $       236,719
  5. Surplus Finance Charge Collections                 $   177,218,098         $   177,218,098
  6. Required Surplus Finance Charge Collections        $             0         $             0
  7. Aggregate Surplus Finance Charge Amount            $   177,218,098         $   177,218,098
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from October 27, 2001 to November 27, 2001, 32 days, or
     November 6 , 2001 to December 5 , 2001, 30 days (standard basis).
                                      Page 5

                          CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2001
==============================================================================

D. Information Regarding Regarding Notes of Citiseries
   ----------------------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount   ............   $25,528,750,000
       For all Classes except Class 2001-A3 (Dakota) ............   $13,028,750,000
       For Class 2001-A3 (Dakota) ...............................   $12,500,000,000
  1b.  Class B Outstanding Dollar Principal Amount   ............   $   850,000,000
  1c.  Class C Outstanding Dollar Principal Amount   ............   $ 2,150,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account .....   $    44,046,118
  2b.  Targeted Deposit to Class B Interest Funding Account .....   $     2,027,440
  2c.  Targeted Deposit to Class C Interest Funding Account .....   $     9,493,295
  3a.  Balance in the Class A Interest Funding Account  .........   $    76,993,786
  3b   Balance in the Class B Interest Funding Account  .........   $     5,172,526
  3c   Balance in the Class C Interest Funding Account  .........   $    18,984,990
  4a.  Targeted Deposit to Class A Principal Funding Account ....   $             0
  4b.  Targeted Deposit to Class B Principal Funding Account ....   $             0
  4c.  Targeted Deposit to Class C Principal Funding Account ....   $             0
  5a.  Balance in the Class A Principal Funding Account  ........   $             0
  5b.  Balance in the Class B Principal Funding Account  ........   $             0
  5c.  Balance in the Class C Principal Funding Account  ........   $             0
  6.   Targeted  Deposit to Class C Reserve Account .............   $             0
  7.   Balance in the Class C Reserve Account  ..................   $             0

   Data Applicable to all Classes Except 2001-A3 (Dakota)
   -------------------------------------------------------
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes  ............   $   779,498,387
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ............   $ 1,039,330,748
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ............   $ 1,133,333,305
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount  .................................        133.33333%

   Data Applicable only to Class 2001-A3 (Dakota)
   -------------------------------------------------------
  9a.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class C Notes  .........   $   868,983,750
  9b.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          6.95187%
  9c.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class B Notes  .........   $             0
  9d.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          0.00000%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2001
==============================================================================

   Data Applicable to all Classes
   -------------------------------
   10a. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation
        of Investor Charge-Offs  ................................   $            0
   10b. Reduction in the Class B Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A Notes  ...........   $            0
   10c. Reduction in the Class C Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A or Class B Notes .   $            0
   11a. Reimbursement of Class A Nominal Liquidation Amount  ....   $            0
   11b. Reimbursement of Class B Nominal Liquidation Amount  ....   $            0
   11c. Reimbursement of Class C Nominal Liquidation Amount  ....   $            0

E. Information Regarding Distributions to Noteholders of Citiseries
   -----------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates  .........................   $   50,299,772
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates  .........................   $            0
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates  .........................   $      889,907
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes      ........   $            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes      ........   $            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes      ........   $            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes       ........   $   50,299,772
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes       ........   $            0
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes       ........   $      889,907
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0

                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2001
==============================================================================

F. Information Regarding Notes of Citiseries (2)
   ----------------------------------------------
   (Individual Tranche Basis)

1. Outstanding Dollar Principal Amount, Interest Payments and Deposits to
      Interest Funding Sub-Accounts

  Class/        Outstanding  Monthly     Targeted    Actual     Cumulative  Interest     Interest
  Tranche       Dollar       Accretion   Interest    Interest   Shortfall   Funding      Payment
                Principal                Monthly     Monthly    In Interest Sub-Account  On Payment
                Amount                   Deposit     Deposit    Funding     Balance      Date
                                                                Sub-Account
------------- ------------- ----------- ----------- ----------- ----------- ----------- ------------
Class 2000-A1 1,500,000,000           0   3,037,200   3,037,200           0   6,554,279           0
Class 2000-A2 3,000,000,000           0   5,537,500   5,537,500           0   5,537,500           0
Class 2000-A3 1,000,000,000           0   2,065,689   2,065,689           0   2,065,689           0
Class 2000-B1   350,000,000           0     758,551     758,551           0   2,674,401           0
Class 2000-B2   150,000,000           0     357,333     357,333           0     703,500           0
Class 2000-C1   600,000,000           0   3,725,000   3,725,000           0  11,175,000           0
Class 2000-C2   200,000,000           0     547,556     547,556           0   1,078,000           0
Class 2001-A1 1,250,000,000           0   2,432,292   2,432,292           0   2,432,292           0
Class 2001-A2 2,250,000,000           0   4,284,375   4,284,375           0   4,284,375           0
Class 2001-A3 2,500,000,000           0  17,814,234  17,814,234           0           0  17,814,234
Class 2001-A4 1,108,750,000           0   2,221,353   2,221,353           0   5,018,612           0
Class 2001-A5 1,250,000,000           0   3,346,875   3,346,875           0           0  11,280,208
Class 2001-A6 1,250,000,000           0   2,505,333   2,505,333           0           0  21,205,330
Class 2001-A7   420,000,000           0     801,267     801,267           0     801,267           0
Class 2001-B1   350,000,000           0     911,556     911,556           0   1,794,625           0
Class 2001-C1   500,000,000           0   1,560,000   1,560,000           0   3,071,250           0
Class 2001-C2   250,000,000           0     629,907     629,907           0           0     629,907
Class 2001-C3   500,000,000           0   2,770,833   2,770,833           0   2,770,833           0
Class 2001-C4   100,000,000           0     260,000     260,000           0           0     260,000


2. Principal Payments and Deposits to Principal Funding Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative      Principal       Principal
                  Principal       Principal       Shortfall in    Funding         Payment On
                  Monthly         Monthly         Principal       Sub-Account     Payment Date
                  Deposit         Deposit         Funding         Balance
                                                  Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.












  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending November 27, 2001 and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2001
==============================================================================

3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts
   -------------------------------------------------------------

  Class/Tranche   Targeted        Actual          Cumulative      Withdrawals     Class C
                  Deposit to      Deposit to      Shortfall in    from Class C    Reserve
                  Class C         Class C         Class C         Reserve         Sub-Account
                  Reserve         Reserve         Reserve         Sub-Account     Balance
                  Sub-Account     Sub-Account     Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.


4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of
   Class B and Class C Subordinated Amounts

 Class/Tranche   Maximum         Maximum     Class A      Class A       Cumulative      Cumulative
                 Enhancement     Enhancement Usage of     Usage of      Class A         Class A
                 Amount          Amount      Class B      Class C       Usage of        Usage of
                 Available       Available   Subordinated Subordinated  Class B         Class C
                 from Class      from Class  Amount for   Amount for    Subordinated    Subordinated
                 B Notes         C Notes     this Due     this Due      Amount          Amount
                                             Period       Period
--------------- ------------- ------------- ------------- ------------- ------------- --------------
Class 2000-A1      89,743,650   119,658,150
Class 2000-A2     179,487,300   239,316,300
Class 2000-A3      59,829,100    79,772,100
Class 2001-A1      74,786,375    99,715,125
Class 2001-A2     134,615,475   179,487,225
Class 2001-A3               0   868,983,750
Class 2001-A4      66,335,515    88,447,316
Class 2001-A5      74,786,375    99,715,125
Class 2001-A6      74,786,375    99,715,125
Class 2001-A7      25,128,222    33,504,282

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending November 27, 2001
==============================================================================

5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of
   Class C Subordinated Amounts

  Class/Tranche   Maximum Enhancement      Class B Usage of         Cumulative Class B
                  Amount Available from    Class C Subordinated     Usage of Class C
                  Class C Notes            Amount for this Due      Subordinated Amount
                                           Period
--------------- ------------------------ ------------------------ ------------------------
Class 2000-B1               466,666,655
Class 2000-B2               199,999,995
Class 2001-B1               466,666,655


6. Reductions of and Reimbursements to Nominal Liquidation Amount

  Class/Tranche   Reduction       Reduction        Cumulative       Cumulative       Reimbursements
                  Resulting from  Resulting from   Reduction        Reduction        of prior
                  an Allocation   from a           Resulting from   Resulting from   reductions of
                  of Investor     Reallocation     an Allocation    an Reallocation  Nominal
                  Charge-offs     of Principal     of Investor      of Principal     Liquidation
                  for this Due    Collections      Charge-offs      Collections to   Amount for
                  Period          to pay           (net of          pay interest on  this Due
                                  interest on      Reimbursements)  senior classes   Period
                                  senior                            of Notes (net of
                                  classes of                        Reimbursements)
                                  Notes for
                                  this Due
                                  Period
--------------- ---------------- ---------------- ---------------- ---------------- ----------------
Nothing to report for this period.

   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __________ day of December, 2001.




                                CITIBANK (SOUTH DAKOTA), N.A.,
                                As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                   and
                                As Servicer of Citibank Credit Card
                                   Master Trust I





                                By:    /s/   Susan Sexton
                                    ____________________________________
                                     Name:   Susan Sexton
                                     Title:  Authorized Representative